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                                                                    EXHIBIT 10.1


                                  July 27, 2001


Morgenthaler Venture Partners V, L.P.
Ampersand IV Limited Partnership
Ampersand IV Companion Fund Limited Partnership

Gentlemen:

Reference is made to that certain Letter Agreement dated May 23, 2001 (the "Agreement") among Morgenthaler Ventures Partners V, L.P. ("Morgenthaler"), Ampersand IV Limited Partnership and Ampersand IV Companion Fund Limited Partnership (collectively, "Ampersand") and Sheldahl, Inc. (the "Company").

This letter confirms our understanding that Ampersand IV Limited Partnership and Ampersand IV Companion Fund Limited Partnership shall be removed as parties to the Agreement effective as of July 22, 2001 and, for purposes of the Agreement, "Investors" shall mean and refer to Morgenthaler Venture Partners V, L.P.; provided, however, on the 90th day following the Signing Date as defined in the Agreement, the Company shall pay Ampersand's out-of-pocket costs (incurred through the date of this letter) up to an amount not to exceed $35,000.

Please indicate your agreement to the terms hereof by signing this letter in the space provided below.



                                             SHELDAHL, INC.

                                             By: /s/  Donald R. Friedman
                                                 -------------------------------
                                                 Donald R. Friedman
                                                 President and CEO


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ACCEPTED AND AGREED:

                              MORGENTHALER VENTURE PARTNERS V, L.P.
                              By:  /s/ John D. Lutsi
                                   ---------------------------------------------
                                       John D. Lutsi
                              Its:     General Partner


                              AMPERSAND IV LIMITED PARTNERSHIP
                              By:  /s/ Stuart A. Auerbach
                                   ---------------------------------------------
                                       Stuart A. Auerbach
                              Its:     Managing Member


                               AMPERSAND IV COMPANION FUND LIMITED PARTNERSHIP
                               By: AMP-IV Management Company Limited Liability Company
                               By: /s/ Stuart A. Auerbach
                                   --------------------------------------------
                                       Stuart A. Auerbach
                               Its:    Managing Member


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